Stockholders Loans	12 Months Ended
Dec. 31, 2020
Stockholders Loans [Abstract]
STOCKHOLDERS LOANS

NOTE 7 - STOCKHOLDERS LOANS

Since Duke's inception and until 2017, certain Duke affiliates provided loans to Duke from time to time, as needed. Some of the Stockholders Loans bear an annual fixed interest at 3.00% and some of the Stockholders Loans bear an annual interest rate as defined in section 3(j) of the Israeli tax ordinance (the interest rate 2019 was set on 2.56% per annum). The Stockholders' loans, including the accumulated interest amount, were to be repaid in full within 7-15 days from any capital raised by the Company or related parties of the Company, whether by a stock offering and / or loans in excess of NIS 10 million (approximately $2.5 million).

As detailed in note 1 above, before entering into the Share Exchange Agreement: (i) Duke entered into Debt Cancellation Letters with each of its Stockholders with regard to the Stockholders Loans noted above. Pursuant to the Debt Cancellation Letters, 842,135 shares of the Duke Inc. common stock (1,046,016 shares post Exchange Ratio) were issued in exchange for the cancellation of $623 in debt, waiving $83 of accrued interest and leaving $280 of outstanding Stockholders Loans. These Stockholders Loans, including interest (which shall bear an annual fixed interest rate of 3% as of January 1, 2020), shall be repaid at the date upon which the Company raises at least $15 million and has achieved earnings before interest, tax, depreciation and amortization of $3 million, but not before the three year anniversary of the Effective Time and the full repayment of the amounts outstanding under certain convertible loan agreements in the aggregate amount of $965 (see additional information in Note 6B).